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                                                            Exhibit (h)(1)(D)(i)

[ING FUNDS LOGO]

April 11, 2006

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

     Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING 130/30 Fundamental Research Fund, a series of ING Series Fund, Inc., and ING Disciplined Small Cap Value Portfolio, a series of ING Investors Trust, (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements. AMENDED EXHIBIT A is attached hereto. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated January 19, 2006.

     The AMENDED EXHIBIT A has also been updated to reflect name changes for ING JPMorgan Fleming International Portfolio to ING JPMorgan International Portfolio, ING American Century Small Cap Value Portfolio to ING American Century Small-Mid Cap Value Portfolio, ING Goldman Sachs(R) Core Equity Portfolio to ING Goldman Sachs(R) Structured Equity Portfolio, ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio, ING Salomon Brothers Aggressive Growth Portfolio to ING Legg Mason Partners Aggressive Growth Portfolio, ING Salomon Brothers Large Cap Growth Portfolio to ING Legg Mason Partners Large Cap Growth Portfolio, ING Strategic Allocation Balanced Fund to ING Strategic Allocation Moderate Fund, ING Strategic Allocation Income Fund to ING Strategic Allocation Conservative Fund, ING VP Strategic Allocation Balanced Portfolio to ING VP Strategic Allocation Moderate Portfolio and ING VP Strategic Allocation Income Portfolio to ING VP Strategic Allocation Conservative Portfolio.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2117.

                                             Sincerely,

                                             /s/ Robert S. Naka
                                             Robert S. Naka
                                             Executive Vice President
                                             ING Series Fund, Inc.
                                             ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ William P. Kelly
       --------------------
Name:  William P. Kelly
       ----------------
Title: Managing Director, Duly Authorized
       ----------------------------------


7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000       ING Series Fund, Inc.
Scottsdale, AZ 85258-2034          Fax: 480-477-2700         ING Investors Trust
                                   www.ingfunds.com

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                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT

                                                                                      BNY ACCOUNT NUMBER
FUND                                                                                   (DOMESTIC/GLOBAL)
----                                                                                  ------------------
ING EQUITY TRUST
ING Convertible Fund                                                                        464744
ING Disciplined LargeCap Fund                                                               464742
ING Fundamental Research Fund                                                               464290
ING LargeCap Growth Fund                                                                    464733
ING LargeCap Value Fund                                                                     454702
ING MidCap Opportunities Fund                                                               464741
ING MidCap Value Choice Fund                                                                464786
ING MidCap Value Fund                                                                       464735
ING Opportunistic LargeCap Fund                                                             464288
ING Real Estate Fund                                                                        464746
ING SmallCap Opportunities Fund                                                             464743
ING SmallCap Value Choice Fund                                                              464788
ING SmallCap Value Fund                                                                     464736

ING FUNDS TRUST
ING Classic Money Market Fund                                                               464008
ING High Yield Bond Fund                                                                    464010
ING Institutional Prime Money Market Fund                                                   464048
ING Intermediate Bond Fund                                                                  464006
ING National Tax-Exempt Bond Fund                                                           464002

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND                                     464767

ING INVESTMENT FUNDS, INC.
ING MagnaCap Fund                                                                           464734

ING INVESTORS TRUST
ING AllianceBernstein Mid Cap Growth Portfolio                                              058102
ING American Funds Growth Portfolio                                                         464755
ING American Funds Growth-Income Portfolio                                                  464753
ING American Funds International Portfolio                                                  464761
ING Capital Guardian Small/Mid Cap Portfolio                                                058093
ING Capital Guardian U.S. Equities Portfolio                                                058221
ING Disciplined Small Cap Value Portfolio                                                   464711
ING Eagle Asset Capital Appreciation Portfolio                                              058092
ING EquitiesPlus Portfolio                                                                  464777

                                        1
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
                                                                                      BNY ACCOUNT NUMBER
FUND                                                                                   (DOMESTIC/GLOBAL)
----                                                                                  ------------------
ING INVESTORS TRUST (CONT.)
ING Evergreen Health Sciences Portfolio                                                     464704
ING Evergreen Omega Portfolio                                                               464706
ING FMR(SM) Diversified Mid Cap Portfolio                                                058404/279603
ING FMR(SM) Earnings Growth Portfolio                                                       464572
ING FMR(SM) Small Cap Equity Portfolio                                                        TBD
ING Franklin Income Portfolio                                                               464703
ING Global Real Estate Portfolio                                                            464280
ING Global Resources Portfolio                                                              058085
ING Goldman Sachs Tollkeeper(SM) Portfolio                                                  158090
ING International Portfolio                                                                 279604
ING Janus Contrarian Portfolio                                                           058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                                              058096
ING JPMorgan Small Cap Equity Portfolio                                                     279610
ING JPMorgan Value Opportunities Portfolio                                                  464582
ING Julius Baer Foreign Portfolio                                                           279606
ING Legg Mason Partners All Cap Portfolio                                                   058114
ING Legg Mason Value Portfolio                                                           058400/279600
ING LifeStyle Aggressive Growth Portfolio                                                   464998
ING LifeStyle Growth Portfolio                                                              464996
ING LifeStyle Moderate Growth Portfolio                                                     464994
ING LifeStyle Moderate Portfolio                                                            464992
ING Limited Maturity Bond Portfolio                                                         058082
ING Liquid Assets Portfolio                                                                 058081
ING Lord Abbett Affiliated Portfolio                                                        058220
ING MarketPro Portfolio                                                                     464910
ING MarketSyle Growth Portfolio                                                             464926
ING MarketStyle Moderate Growth Portfolio                                                   464922
ING MarketStyle Moderate Portfolio                                                          464934
ING Marsico Growth Portfolio                                                                058101
ING Marsico International Opportunities Portfolio                                           464576
ING Mercury Large Cap Growth Portfolio                                                      279607
ING Mercury Large Cap Value Portfolio                                                       279608
ING MFS Mid Cap Growth Portfolio                                                            058098
ING MFS Total Return Portfolio                                                              058100
ING MFS Utilities Portfolio                                                                 464584
ING Oppenheimer Main Street Portfolio(R)                                                    058099
ING PIMCO Core Bond Portfolio                                                               058103
ING PIMCO High Yield Portfolio                                                              464018
ING Pioneer Fund Portfolio                                                                  464578
ING Pioneer Mid Cap Value Portfolio                                                         464580
ING Stock Index Portfolio                                                                   464701
ING T. Rowe Price Capital Appreciation Portfolio                                            058084
ING T. Rowe Price Equity Income Portfolio                                                   058087

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
                                                                                      BNY ACCOUNT NUMBER
FUND                                                                                   (DOMESTIC/GLOBAL)
----                                                                                  ------------------
ING INVESTORS TRUST (CONT.)
ING Templeton Global Growth Portfolio                                                       058095
ING UBS U.S. Allocation Portfolio                                                        058402/279602
ING Van Kampen Equity Growth Portfolio                                                      279609
ING Van Kampen Global Franchise Portfolio                                                   279605
ING Van Kampen Growth and Income Portfolio                                                  058090
ING Van Kampen Real Estate Portfolio                                                        058086
ING VP Index Plus International Equity Portfolio                                            464492
ING Wells Fargo Mid Cap Disciplined Portfolio                                               058088
ING Wells Fargo Small Cap Disciplined Portfolio                                             464795

ING MAYFLOWER TRUST
ING International Value Fund                                                                464212

ING MUTUAL FUNDS
ING Diversified International Fund                                                          464292
ING Emerging Countries Fund                                                                 464214
ING Emerging Markets Fixed Income Fund                                                      464296
ING Foreign Fund                                                                            464202
ING Global Equity Dividend Fund                                                             464751
ING Global Real Estate Fund                                                                 464220
ING Global Value Choice Fund                                                                464218
ING Greater China Fund                                                                      464286
ING Index Plus International Equity Fund                                                    464282
ING International Capital Appreciation Fund                                                 464282
ING International Fund                                                                      464206
ING International Real Estate Fund                                                          464298
ING International SmallCap Fund                                                             464216
ING International Value Choice Fund                                                         464278
ING Precious Metals Fund                                                                    464210
ING Russia Fund                                                                             464208

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio                                          464544
ING American Century Select Portfolio                                                       464532
ING American Century Small-Mid Cap Value Portfolio                                          464502
ING Baron Asset Portfolio                                                                   464556
ING Baron Small Cap Growth Portfolio                                                        464504
ING Columbia Small Cap Value II Portfolio                                                   464785
ING Davis Venture Value Portfolio                                                           464546
ING Fidelity(R) VIP Contrafund(R) Portfolio                                                 464564
ING Fidelity(R) VIP Equity-Income Portfolio                                                 464568
ING Fidelity(R) VIP Growth Portfolio                                                        464570
ING Fidelity(R) VIP Mid Cap Portfolio                                                       464566

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
                                                                                      BNY ACCOUNT NUMBER
FUND                                                                                   (DOMESTIC/GLOBAL)
----                                                                                  ------------------
ING PARTNERS, INC. (CONT.)
ING Fundamental Research Portfolio                                                          464538
ING Goldman Sachs(R) Capital Growth Portfolio                                               464540
ING Goldman Sachs(R) Structured Equity Portfolio                                            464514
ING JPMorgan International Portfolio                                                        464528
ING JPMorgan Mid Cap Value Portfolio                                                        464506
ING Legg Mason Partners Aggressive Growth Portfolio                                         464518
ING Legg Mason Partners Large Cap Growth Portfolio                                          464516
ING Lord Abbett U.S. Government Securities Portfolio                                        464036
ING MFS Capital Opportunities Portfolio                                                     464522
ING Neuberger Berman Partners Portfolio                                                     464598
ING Neuberger Berman Regency Portfolio                                                      464774
ING OpCap Balanced Value Portfolio                                                          464542
ING Oppenheimer Global Portfolio                                                            464508
ING Oppenheimer Strategic Income Portfolio                                                  464548
ING PIMCO Total Return Portfolio                                                            464510
ING Pioneer High Yield Portfolio                                                            464032
ING Solution 2015 Portfolio                                                                 464590
ING Solution 2025 Portfolio                                                                 464594
ING Solution 2035 Portfolio                                                                 464596
ING Solution 2045 Portfolio                                                                 464574
ING Solution Income Portfolio                                                               464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                      464534
ING T. Rowe Price Growth Equity Portfolio                                                   464530
ING Templeton Foreign Equity Portfolio                                                      464200
ING UBS U.S. Large Cap Equity Portfolio                                                     464520
ING UBS U.S. Small Cap Growth Portfolio                                                     464533
ING Van Kampen Comstock Portfolio                                                           464512
ING Van Kampen Equity and Income Portfolio                                                  464536

ING SERIES FUND, INC.
Brokerage Cash Reserves                                                                     464062
ING 130/30 Fundamental Research Fund                                                        464599
ING Aeltus Money Market Fund                                                                464064
ING Balanced Fund                                                                           464764
ING Equity Income Fund                                                                      464723
ING Global Science and Technology Fund                                                      464750
ING Growth Fund                                                                             464762
ING Index Plus LargeCap Fund                                                                464726
ING Index Plus MidCap Fund                                                                  464727
ING Index Plus SmallCap Fund                                                                464725
ING International Growth Fund                                                               464204
ING Small Company Fund                                                                      464729
ING Strategic Allocation Conservative Fund                                                  464722

                                                                                      BNY ACCOUNT NUMBER
FUND                                                                                   (DOMESTIC/GLOBAL)
----                                                                                  ------------------
ING SERIES FUND, INC. (CONT.)
ING Strategic Allocation Growth Fund                                                        464720
ING Strategic Allocation Moderate Fund                                                      464719

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Conservative Portfolio                                          464420
ING VP Strategic Allocation Growth Portfolio                                                464418
ING VP Strategic Allocation Moderate Portfolio                                              464416

ING VARIABLE FUNDS
ING VP Growth and Income Portfolio                                                          464402

ING VARIABLE INSURANCE TRUST
ING VP Global Equity Dividend Portfolio                                             464468 & 464466/464466

ING VARIABLE PORTFOLIOS, INC.
ING VP Global Science and Technology Portfolio                                              464422
ING VP Growth Portfolio                                                                     464404
ING VP Index Plus LargeCap Portfolio                                                        464406
ING VP Index Plus MidCap Portfolio                                                          464408
ING VP Index Plus SmallCap Portfolio                                                        464410
ING VP International Equity Portfolio                                                       464460
ING VP Small Company Portfolio                                                              464414
ING VP Value Opportunity Portfolio                                                          464424

ING VARIABLE PRODUCTS TRUST
ING VP Convertible Portfolio                                                                464430
ING VP Financial Services Portfolio                                                         464449
ING VP High Yield Bond Portfolio                                                            464432
ING VP International Value Portfolio                                                        464464
ING VP LargeCap Growth Portfolio                                                            464440
ING VP MidCap Opportunities Portfolio                                                       464444
ING VP Real Estate Portfolio                                                                464747
ING VP SmallCap Opportunities Portfolio                                                     464450

ING VP BALANCED PORTFOLIO, INC.                                                             464428

ING VP INTERMEDIATE BOND PORTFOLIO                                                          464400

ING VP MONEY MARKET PORTFOLIO                                                               464412